LETTER OF TRANSMITTAL

       TO ACCOMPANY CERTIFICATE(S) REPRESENTING SHARES OF COMMON STOCK OF
                                   MAXCO, INC.

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                                                DESCRIPTION OF CERTIFICATES TENDERED
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               Name and Address(es) of Registered Holder(s)                         Certificates tendered for exchange
                        (please fill in, if blank)                                (attach additional list if necessary)
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                                                                                                            Number of shares
                                                                                  Certificate                represented by
                                                                                   Number(s)                 Certificate(s)
                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------

                                                                            --------------------------------------------------------
                                                                            Total Shares
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
                       To: Boston EquiServe (617-575-3400)

        By Mail:             By Overnight Courier:              By Hand:
    Boston EquiServe            Boston EquiServe             Bank of Boston
Corporate Reorganization       150 Royall Street           Boston EquiServe LP
  Post Office Box 1889         Mail Stop 45-02-53       Corporate Reorganization
    Boston, MA 02205            Canton, MA 02021        55 Broadway, Third Floor
                                                           New York, NY 10006

                  DO NOT SEND STOCK CERTIFICATES TO MAXCO, INC.

                      For information call: (617) 575-3400

             Letter of Transmittal and Stock Certificates need to be
                      received by 5:00 p.m., June 25, 1997

     Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

Ladies/Gentlemen:

     Enclosed are one or more certificates, representing shares of common stock ("Common Stock") of Maxco, Inc. (the "Company").

     The undersigned, the registered holder of record as of April 22, 1997 of the stock certificate(s) referred to above, or the assignee of such registered holder, hereby surrenders such certificate(s) representing Common Stock of the Company pursuant to the offer by the Company to exchange one share of Series Five Preferred Stock ("Preferred Stock") for fifteen shares of Common Stock upon the terms set forth in the Exchange Offer dated May 28, 1997, receipt of which is hereby acknowledged, for the purpose of receiving from the Company (a) one share of Preferred Stock for each fifteen shares of Common Stock tendered with this letter, and (b) if and to the extent the aggregate number of Common Stock tendered by the undersigned is not evenly divisible by fifteen, cash in lieu of a fractional share of Preferred Stock based on the face value of the Preferred Stock of $120.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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                              ALL PERSONS MUST SIGN HERE, AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED

See Instructions  3(b) and 5 concerning the need for a signature  guarantee on this Letter of Transmittal,  and Instruction 3(a) and
(d) concerning the need for a signature guarantee on unit certificates.

------------------------------------------------------           Signature(s) Guaranteed:

------------------------------------------------------           -------------------------------------------------------------------
                                                                 (Firm--Please Print or Type)
------------------------------------------------------
Signature(s) of Owners                                           -------------------------------------------------------------------
                                                                 (Authorized Signature)
------------------------------------------------------
                                                                 -------------------------------------------------------------------
Date:  -----------------------------------------------           (Name--Please Print or Type)

This Letter of Transmittal must be signed by the registered holder(s), exactly as the name(s) appear(s) on the stock certificate(s), by the person(s)
authorized to become registered holder(s) by certificate(s) and documents transmitted herewith, or by the authorized representative(s) of such person(s). If signed by an attorney, executor, administrator, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, set forth the full title and submit evidence of such person's authority to act (Instruction 6).
--------------------------------------------------------------------------------

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BOX A:  |_|
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            ROUTINE EXCHANGE WITH CASH IN LIEU OF A FRACTIONAL SHARE

Check this box only if the certificate(s) listed in Box entitled "Description of Certificates Tendered" at the beginning of this Letter of Transmittal represents an aggregate number of Shares of Common Stock that is not evenly divisible by fifteen, and consequently the holder thereof will receive a check in an amount based on the $120 face value of a share of Preferred Stock.

                         TAXPAYER IDENTIFICATION NUMBER
                               Substitute Form W-9

--------------------------------------------------------------------------------

Part   I--Please   provide  your                Part II -- (Disregard if TIN
Taxpayer  Identification  Number                           given in Part I)
("TIN")  in the  space  provided
below  and  certify  by  signing                |_| -- Awaiting TIN
below.
                                                |_| -- Exempted from backup
---------------------------------                      holding
(Social   Security   Number   or
 Employer Identification Number

--------------------------------------------------------------------------------

Certification--Under penalties of perjury, I certify that the information provided in this Box is true, complete and correct.

Signature: __________________________________     Date: ________________________

NOTE: Failure to provide the requested information regarding your TIN may result in backup withholding of 31% of any cash payment due you [Instruction 2(b)].

     Unless otherwise indicated under Special Issuance and Payment Instruction (BOX B), please issue the certificate representing share(s) of Preferred Stock and the check for payment in lieu of a fractional share of Preferred Stock to which the undersigned is entitled in the name(s) listed above. Unless otherwise indicated under Special Delivery Instruction (BOX C), forward such certificate and the check to the address of record of the registered holder(s).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BOX B: |_|

                    SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

This box should be completed only if the certificate(s) representing shares of Preferred Stock and the check in lieu of the issuance of a fractional share of Preferred Stock are to be in the name(s) of someone other than the registered holder(s), or if the name listed above is to be corrected. In such cases, the certificate(s) representing shares of Preferred Stock must be properly assigned and signatures guaranteed. (Instruction 3).

Name(s) ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

Address ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________
                                                                      (Zip Code)
            Social Security Number or Employer Identification Number:

________________________________________________________________________________

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BOX C: |_|

                         SPECIAL DELIVERY INSTRUCTIONS

This box should be completed only if the certificate(s) representing shares of Preferred Stock and the check in lieu of the issuance of a fractional share of Preferred Stock are to be issued to the registered holder(s), but sent to an address other than that listed above. (Instruction 4).

Name(s) ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________

Address ________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________
                                                                      (Zip Code)

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BOX D: |_|

                                LOST CERTIFICATES

     If you have lost your certificate(s) representing shares of Common Stock, please check Box D. If you have lost your certificate(s) the Company will require such further information and assurances concerning lost certificates and such affidavits of loss, indemnity bonds and guarantees as it may deem advisable.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

     To complete this Letter of Transmittal properly, all persons must provide in the Box on the first page the certificate numbers and the number of shares of Common Stock being tendered with the Letter of Transmittal and sign the Letter of Transmittal. In addition, Boxes A through D on the second page of the Letter of Transmittal are provided for stockholders to exchange their certificates representing shares of Common Stock. The following paragraphs briefly outline the use of those Boxes.

     Box A: To be completed if you are exchanging the shares of Common Stock and will be receiving directly shares of Preferred Stock and a check in lieu of a fractional share of Preferred Stock, if any.

     Box B: To be completed only if you are transferring your shares of Common Stock (and check, if any) to someone else at this time or correcting or changing name to appear on your new certificate.

     Box C: To be completed only if you want your certificate representing shares of Preferred Stock (and check, if any) sent to an address other than than listed in the Box on the front page of the Letter of Transmittal.

     Box D:    To be completed only if you have lost your certificate(s).

     Leave blank any of the Boxes that do not apply to you. Also, if you do not complete Box B, you need not have your signature guaranteed on this Letter of Transmittal and you need not endorse your surrendered certificate(s). The Instructions set forth below further explain how to complete this Letter of Transmittal and form a part of the terms and conditions of this Letter of Transmittal.

1.   DELIVERY OF LETTER OF TRANSMITTAL

     This Letter of Transmittal should be completed and signed by the record holder or holders of the certificate(s) representing shares of Common Stock of Maxco, Inc. (the "Company") listed on the first page of this Letter of Transmittal (unless the listed certificate(s) have been transferred or assigned, in which case this Letter of Transmittal should be signed by the transferee or assignee). This Letter of Transmittal, together with the certificate(s) listed on this form, should be sent by mail or delivered by hand to the locations noted above. The certificate(s) (or a stock power) should be properly endorsed, and the signatures thereon, and on this Letter of Transmittal, guaranteed if you are completing Box B. For your convenience, a return envelope is enclosed.

     The method of delivery of all documents is at the option and risk of the stockholder. It is suggested that if you mail these documents, such mail should be registered, return receipt requested, and properly insured.


2.   CASH IN LIEU OF FRACTIONAL PREFERRED STOCK

     (a) Settlement of Fractional Preferred Stock. Stockholders who surrender an aggregate number of shares of Common Stock that is not evenly divisible by fifteen will receive cash in lieu of a fractional share of Preferred Stock based on the $120 face value of a share of Preferred Stock.

     (b) Substitute Form W-9. Under Federal income tax law, a person who receives cash in lieu of the issuance of a fractional share of Preferred Stock must provide Boston EquiServe (the "Exchange Agent") with his or her correct taxpayer identification number ("TIN") and certify that such TIN is correct under penalties of perjury. Failure to furnish the correct TIN may subject the security holder to a penalty imposed by the Internal Revenue Service, and any payment to such security holder may be subject to backup withholding of 31%.

     The TIN that must be provided in Box A is that of the registered holder of the certificate(s) or the last transferee appearing on the transfers attached to or endorsed on the certificate(s). The TIN for an individual is his or her social security number.

     The Box in Part 2 of the Substitute Form W-9 may be checked if the person surrendering the certificate(s) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. Exempt persons (including among others, all corporations) are not subject to backup withholding and should indicate their exempt status in Part 2 of the Substitute Form W-9.


3.   ISSUANCE OF NEW CERTIFICATE AND CHECK IN DIFFERENT NAMES

     If the certificate for shares of Preferred Stock and the check for payment in lieu of a fractional share of Preferred Stock, if any, are to be issued in the same name as that of the record holder inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed. If the certificate(s) for shares of Preferred Stock and the check for payment in lieu of a fractional share of Preferred Stock are to issued in a name other than that of the record holder of the listed certificate(s) exactly as it appears thereon, please be guided by the following:

     (a) Endorsement and Guarantee. The certificate(s) need not be endorsed or accompanied by stock powers, and signatures need not be guaranteed, UNLESS any certificate is to be registered or a check is to be issued in the name of a person other than the person in whose name the certificate(s) is registered. In such event, (i) if the person surrendering the certificate(s) is not the registered holder thereof, the certificate(s) must be properly endorsed or accompanied by properly executed stock powers, the signature(s) on which have been guaranteed by a financial institution that is a member of the Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP, (ii) if the person surrendering such certificate(s) is the registered holder thereon, the signature of such registered holder must be guaranteed as set forth in preceding clause (i); and (iii) the person surrendering such certificate(s) must remit to the Exchange Agent the amount of any transfer or other taxes payable by reason of the delivery to a person other than the registered holder(s) of such certificate(s) surrendered or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

     (b) Transferee's Signature. This Letter of Transmittal must be signed by the person to whom the transfer or assignment is made, by his or her agent, and should not be signed by the person transferring or assigning the units. The signature of such transferee, assignee or agent must be guaranteed in accordance with Instruction 3(a).

     (c) Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of any certificate or check, if applicable, in a name other than that of the record holder of the surrendered certificate(s), the transferee or assignee must pay such tax to the Company or must establish to the satisfaction of the Company that such tax has been paid; otherwise, the Company will withhold issuance of the certificate and check, if applicable, to such transferee or assignee.

     (d) Correction of, Change in, Name. For a name correction, or for a change in name that does not involve a change in ownership, proceed as follows. For a correction in name, the listed certificate(s) should be endorsed, for example, "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed as described in Instruction 3(a). For a change in name by marriage, the surrendered certificate(s) should be endorsed, for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed as described in Instruction 3(a).


4.   SPECIAL DELIVERY INSTRUCTIONS

     Unless instructions to the contrary are given in Box B, the certificate for shares of Preferred Stock and a check in lieu of a fractional share of Preferred Stock to be distributed upon exchange of the shares of Common Stock surrendered with this Letter of Transmittal will be mailed either to the address shown in the Box headed "Description of Certificates Tendered" (if this Letter of Transmittal is signed by the person whose name appears in such Box) or to the address shown in Box B (if Box B is completed in accordance with Instruction 3).


5.   SIGNATURES

     This Letter of Transmittal must be signed by (or on behalf of) the record holder(s) of the surrendered certificate(s) unless the surrendered certificate(s) has been transferred or assigned. In the case of joint tenants, both should sign. If different certificate(s) surrendered with this Letter of Transmittal are registered in different forms of the name of any person signing this Letter of Transmittal (e.g. John Doe, J. Doe, J.A. Doe), it will be necessary for such person either to sign this Letter of Transmittal in each way in which the certificate(s) are registered or to sign as many Letters of Transmittal as there are different forms of registration. If any surrendered certificate has been transferred or assigned, please follow Instruction 3.


6.   SUPPORTING EVIDENCE

     In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation on behalf of the corporation, or other person in a fiduciary or representative capacity, the full title of such person should be given and documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary) should also be submitted. Such documentary evidence of authority must be in a form satisfactory to the Company.


7.   MISCELLANEOUS

     The Company is not under any duty to give notification of defects in any Letter of Transmittal and shall not incur any liability for failure to give such notification. The Company has the absolute right to reject any and all Letters of Transmittal not in proper form or to waive any irregularities in any Letter of Transmittal.


8.   ADDITIONAL COPIES

     Additional copies of this Letter of Transmittal may be obtained from Boston EquiServe.